SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

              March 27, 2014

Date of Report (Date of Earliest Event Reported)

          Rancon Realty Fund IV,
          a California limited partnership

(Exact name of registrant as specified in its charter)

              California

(State or Other Jurisdiction of Incorporation)

0-14207	33-0016355
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

              (650) 343-9300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2014, Rancon Realty Fund IV, a California limited partnership (the “Partnership”), adopted Amendment Number 1 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) in order to make certain changes to the distribution and allocation provisions of the Partnership Agreement, as more fully set forth in the Amendment.

The foregoing summary of the Amendment to the Partnership Agreement is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Rancon Realty Fund IV, dated March 27, 2014.

(Signature page follows.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REATLY FUND IV, A California Limited Partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
President

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: March 27, 2014

INDEX TO EXHIBITS

Exhibit	Description

3.1	First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Rancon Realty Fund IV, dated March 27, 2014.